Exhibit 10.1

February 19, 2026

United States Securities and Exchange

Commission Office of the Chief Accountant

100 F Street, N.E.

Washington, D.C.

20549

Dear Sirs/Madams,

Re: Sharing Economy International, Inc.

We have read the statements under item 4.01 in Form 8-K dated February 18, 2026, of Sharing Economy International, Inc. to be filed with the Securities and Exchange Commission and we agree with such statements therein as related to our firm.

Regards,

Yours faithfully,

For: Olayinka Oyebola & Co

Yinka Oyebola FCA

Managing Partner/CEO